             CONSENT OF INDEPENDENT ACCOUNTANTS
             ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
December 2, 1994 appearing on page 11 of Interpoint
Corporation's Annual Report on Form 10-K for the year ended
October 31, 1994.



/S/ Price Waterhouse LLP
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Price Waterhouse LLP
Seattle, Washington
March 31, 1995